                                                                     EXHIBIT D.1


                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                               THE REGIS FUND II

                       BHM&S TOTAL RETURN BOND PORTFOLIO

     AGREEMENT made this 25th day of April, 1995 by and between The Regis Fund II, a Delaware business trust (the "Fund"), and Barrow, Hanley, Mewhinney & Strauss, Inc., a Nevada corporation (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's BHM&S Total Return Bond Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.35%.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of April 25, 1997 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the
                             ----------------
Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Portfolio.

     11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 25th day of April, 1995.


BARROW, HANLEY, MEWHINNEY &
STRAUSS, INC.                                THE REGIS FUND II



By:  /s/ Bryant M. Hanley, Jr.               By  /s/ Norton H. Reamer
    Bryant M. Hanley, Jr.                    Norton H. Reamer
    President                                President and Chairman of the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                                UAM FUNDS TRUST

                         CAMBIAR OPPORTUNITY PORFOLIO

     AGREEMENT made this 18th day of June, 1998 by and between UAM Funds Trust, a Delaware business trust (the "Fund"), and Cambiar Investors, Inc., a Colorado corporation (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Cambiar Opportunity Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

     3.   COMPENSATION OF THE ADVISER.  For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 1.00%

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser

(or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of March 31, 2000 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the
                             ----------------
Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.


     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Portfolio, for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law.

     11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this __ day of June 1998.

CAMBIAR INVESTORS, INC.                        UAM FUNDS TRUST



By:  /s/ Michael S. Barish                     By  /s/ Norton H. Reamer
Name:  Michael S. Barish                       Norton H. Reamer
Title:  President and Chairman of the Board    President and Chairman of the
                                                Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------


                               THE REGIS FUND II

                           CHICAGO ASSET MANAGEMENT
                          INTERMEDIATE BOND PORTFOLIO


     AGREEMENT made this 26th day of August, 1994 by and between The Regis Fund II, a Delaware business trust (the "Fund") and Chicago Asset Management Company, a Delaware corporation, (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Chicago Asset Management Intermediate Bond Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolios assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisees overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section I of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month: 0.48%.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the absent fiscal month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 (" 1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust and Articles of Incorporation and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of August 26, 1996 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long,, as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the
                             ----------------
Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(I 9) and Section 2(a)(42) of the 1940 Act.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Portfolio.

     11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 26th day of August, 1994.


CHICAGO ASSET MANAGEMENT COMPANY                  THE REGIS FUND II



By   /s/ Jon F. Holsteen                          By:  /s/ Norton H. Reamer
  -------------------------                          -------------------------
     Jon F. Holsteen                                   Norton H. Reamer
     President and Director                            President and Chairman of
                                                       the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------


                               THE REGIS FUND II

                           CHICAGO ASSET MANAGEMENT
                          VALUE/CONTRARIAN PORTFOLIO


     AGREEMENT made this 26th day of August, 1994 by and between The Regis Fund II, a Delaware business trust (the "Fund") and Chicago Asset Management Company, a Delaware corporation, (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Chicago Asset Management Value/Contrarian Portfolio (the "Portfolio ") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Advisees discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, "except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rates to the Portfolio's average day net assets for the month: 0.625%.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. Al the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services Cm which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including without Stations for any losses that may be sustained in connection with the purchase, holding redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof as

Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise, and the effect of any such interrelationships shall be governed by said Declaration of Trust and Articles of Incorporation and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of August 26, 1996 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the Outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting Called for the purpose of voting on such amendment, and (b) by vote of a majority of the Outstanding voting securities of the Portfolio.

     11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 26th day of August, 1994.

CHICAGO ASSET MANAGEMENT COMPANY       THE REGIS FUND II


By   /s/ Jon F. Holsteen               By:  /s/ Norton H. Reamer
  ---------------------------             ----------------------------
     Jon F. Holsteen                        Norton H. Reamer
     President and Director                 President and Chairman of the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                                UAM FUNDS TRUST

                            CLIPPER FOCUS PORTFOLIO

          AGREEMENT made this 31st day of August, 1998 by and between UAM Funds Trust, a Delaware business trust (the "Fund"), and Pacific Financial Research, Inc., a Massachusetts corporation (the "Adviser").

          1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Clipper Focus Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

          2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

          3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for
the month:    1.00% of  the first $500 million;

              0.95% of the next $500 million;

              0.90% over $1 billion.

          In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

          4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

          5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

          6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

          7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

          8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

          9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of June 30, 2000 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the
                                                ----------------
shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

          As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act.

          10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

          11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 31st day of August, 1998.

PACIFIC FINANCIAL RESEARCH, INC.          UAM FUNDS TRUST



By:  /s/ James H. Gipson                  By:  /s/ Norton H. Reamer
Name:  James H. Gipson                    Norton H. Reamer
Title:  President                         President and Chairman of the Board

                                                                     EXHIBIT D.6


                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                                UAM FUNDS TRUST

                     DWIGHT CAPITAL PRESERVATION PORTFOLIO

          AGREEMENT made this 1/st/ day of February, 1999 by and between UAM Funds Trust, a Delaware business trust (the "Fund"), and Dwight Asset Management Company, a Vermont corporation (the "Adviser").

          1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Dwight Capital Preservation Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

          2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

          3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for
the month:    0.50%.

          In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

          4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

          5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

          6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

          7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

          8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

          9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of December 31, 2000 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the
                                                ----------------
shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

          As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act.

          10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

          11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 1/st/ day of February 1999.


DWIGHT ASSET MANAGEMENT COMPANY          UAM FUNDS TRUST


By:  /s/ John K. Dwight                  By:  /s/ Norton H. Reamer
    John K. Dwight                           Norton H. Reamer
    President                                President and Chairman of the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                                UAM FUNDS TRUST

                            FPA CRESCENT PORTFOLIO

     AGREEMENT made this 30th day of September, 1996 by and between UAM Funds Trust, a Delaware business trust (the "Fund"), and First Pacific Advisors, Inc., a Massachusetts corporation, (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Funds FPA Crescent Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Advisees activities which the Fund is required to maintain, and to render regular reports to the Funds officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the
services and to provide, at its own expense, the office space,   furnishings and
equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 1.00%.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust and Articles of Incorporation and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement unless sooner terminated as provided herein, shall continue until the earlier of September 30, 1998 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast m person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

          As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment and (b) by vote of a majority of the outstanding voting securities of the Portfolio.

     11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 30th day of September, 1996.

FIRST PACIFIC ADVISORS, INC.         UAM FUNDS TRUST



By  /s/ Julio J. de Puzo, Jr.        By /s/ Norton H. Reamer
  ------------------------------        ---------------------------------------
        Julio J. de Puzo, Jr.               Norton H. Reamer
        Chief Executive Officer             President and Chairman of the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                               THE REGIS FUND II

                            HANSON EQUITY PORTFOLIO

          AGREEMENT made this 25th day of April, 1995 by and between The Regis Fund II, a Delaware business trust (the "Fund"), and Hanson Investment Management Company, a California corporation (the "Adviser").

          1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Hanson Equity Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

          2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

          3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.70%.

          In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

          4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

          5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

          6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

          7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

          8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

          9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of April 25, 1997 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the
                                                ----------------
shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

          As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act.

          10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Portfolio.

          11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 25th day of April, 1995.

HANSON INVESTMENT MANAGEMENT
COMPANY                                    THE REGIS FUND II



By:  /s/ Charles H. Raven                  By:  /s/ Norton H. Reamer
Name:  Charles H. Raven                    Norton H. Reamer
Title:  President                          President and Chairman of the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                                UAM FUNDS TRUST

                         HEITMAN REAL ESTATE PORTFOLIO

          AGREEMENT made this 2nd day of March, 1998 by and between UAM Funds Trust, a Delaware business Trust (the "Fund"), and Heitman/PRA Securities Advisors, Inc., an Illinois corporation (the "Adviser").

          1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Heitman Real Estate Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

          2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

          3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for
the month:    0.75% for the first $100 million;

              0.65% thereafter.

          In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

          4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

          5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

          6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

          7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

          8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser

(or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

          9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of December 31, 1999 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the
                                                ----------------
shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

          As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act.

          10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

          11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 2nd day of March, 1998.


HEITMAN/PRA SECURITIES ADVISORS, INC.        UAM FUNDS TRUST



By:  /s/ William Ramseyer                    By:  /s/ Norton H. Reamer
Name:  William Ramseyer                      Norton H. Reamer
Title:  Chairman                             President and Chairman of the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------


                                UAM FUNDS TRUST

                    JACOBS INTERNATIONAL OCTAGON PORTFOLIO



     AGREEMENT made this 2/nd/ day of December, 1996 by and between UAM
Funds Trust, a Delaware business trust, (the "Fund") and Jacobs Asset Management L.P., a Delaware limited partnership (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Jacobs International Octagon Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month: 1.00%.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month..

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's costs.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance \kith the Declaration of Trust of the Fund and the Agreement of Limited Partnership of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as limited partners, officers, agents, shareholders or otherwise, limited partners, officers, agents and shareholders of the Adviser are or may be interested 'in the Fund as Trustees, officers, agents, shareholders or otherwise, and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise, and the effect of any such interrelationships shall be governed by said Declaration of Trust and Agreement of Limited Partnership and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of December 2, 1998 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interest persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio, provided however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this

Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment," "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by a vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Portfolio.

     11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 2/nd/ day of December, 1996.


JACOBS ASSET MANAGEMENT L.P.            UAM FUNDS TRUST



By /s/ Daniel L. Jacobs                 By /s/ Norton H. Reamer
  -----------------------------            ----------------------------------
  Daniel Jacobs                            Norton H. Reamer
  President                                Chairman of the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------


                               THE REGIS FUND II

                      MJI INTERNATIONAL EQUITY PORTFOLIO

          AGREEMENT made this 26/th/ day of August, 1994 by and between The
                              ------        ------
Regis Fund II, a Delaware business trust (the "Fund") and Murray Johnstone International Limited (the "Adviser"), a corporation organized under the laws of Scotland.

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's MJI International Equity Portfolio (the "Portfolio") the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month: 0.75%.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as

Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust and Articles of Incorporation and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of August 26, 1996 or the date
                                                     ---------------
of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the
                             ----------------
Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. J This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Portfolio.

     11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 26/th/ day of August, 1994.
                    ------        ------

     MURRAY JOHNSTONE INTERNATIONAL             THE REGIS FUND II
     LIMITED

By   /s/ Perry D. Keck                     By    /s/  Norton H. Reamer
     -----------------                          ----------------------
     Perry D. Keck                              Norton H. Reamer
     Vice President and Director                Chairman of the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------

                                UAM FUNDS TRUST

                     PELL RUDMAN MID-CAP GROWTH PORTFOLIO

          AGREEMENT made this 31/st/ day of August, 1998 by and between UAM Funds Trust, a Delaware business trust (the "Fund"), and Pell, Rudman Trust Company, N.A., a nationally chartered trust company (the "Adviser").

          1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's Pell Rudman Mid-Cap Growth Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

          2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

          3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for
the month:   1.00% of net assets.

          In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

          4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

          5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

          6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

          7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

          8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Declaration of Trust of the Fund and the charter documents of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Board members, officers, agents, shareholders or otherwise; Board members, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the

Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust, charter documents and the provisions of the 1940 Act.

          9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of June 30, 2000 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the
                                                ----------------
shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

          As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act.

          10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

          11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 31/ST/ day of August, 1998.


PELL, RUDMAN TRUST COMPANY, N.A.           UAM FUNDS TRUST


By:  /s/ Jeffrey S. Thomas                 By:  /s/ Norton H. Reamer
Name:  Jeffrey S. Thomas                   Title:  Chief Investment Officer
Title: Chief Investment Officer            President and Chairman of the Board

                         INVESTMENT ADVISORY AGREEMENT
                         -----------------------------
                               THE REGIS FUND II

                    TOM JOHNSON INVESTMENT MANAGEMENT, INC.

                           TJ CORE EQUITY PORTFOLIO

     AGREEMENT made this 29th day of January, 1995 by and between The Regis Fund II, a Delaware business trust, (the "Fund") and Tom Johnson Investment Management, a Massachusetts business trust, (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's TJ Core Equity Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.75%.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Articles of Incorporation of the Fund and the Articles of Incorporation of the Adviser, Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of January 29, 1997 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the
                                                ----------------
shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)( 19) and Section 2(a)(42) of the 1940 Act.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment and (b) by vote of a majority of the outstanding voting securities of the Portfolio.(a)

     11. SEVERABILITY. If any provisions of thus Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 29th day of January, 1995.


TOM JOHNSON INVESTMENT                  THE REGIS FUND II
MANAGEMENT, INC.



By  /s/ Thomas E. Johnson               By  /s/ William H. Park
    ---------------------                   -------------------
    Thomas E. Johnson                       William H. Park
    President                               Vice President and Assistant
                                            Treasurer